UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2012

PRESTIGE BRANDS HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

Delaware	001-32433	20-1297589

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 North Broadway, Irvington, New York 10533
(Address of principal executive offices, including zip code)

(914) 524-6810

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by Prestige Brands Holdings, Inc. (the “Company”) with the Securities and Exchange Commission (the “Commission”) on February 2, 2012 (the “Original Form 8-K”) announcing, among other things, the completion of its previously announced acquisition of 15 over-the-counter (OTC) pharmaceutical brands sold in North America, including certain related contracts, trademarks and inventory (the “15 Brands”), from GlaxoSmithKline plc and certain of its affiliates (collectively, “GSK”). On April 2, 2012, the Company filed a Current Report on Form 8-K with the Commission announcing the completion of its previously announced acquisition of the Debrox® and Gly-Oxide® OTC pharmaceutical brands sold in North America, including certain related contracts, trademarks and inventory (the “Two Brands” and together with the 15 Brands, the “GSK Brands”), from GSK on March 30, 2012. This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to present certain audited financial statements of the GSK Brands and to present certain unaudited pro forma financial information in connection with the Company’s business combination with the GSK Brands, which financial statements and unaudited pro forma information are filed as exhibits hereto. All of the other Items in the Original Form 8-K remain the same and are hereby incorporated herein by reference into this Current Report on Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited financial statements listed below for the GSK Brands are set forth in Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

Report of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP

Audited Combined Statements of Revenue and Direct Operating Expenses for the years ended December 31, 2011, 2010 and 2009

Audited Combined Statements of Net Assets to be Sold as of December 31, 2011, 2010 and 2009

Notes to Combined Financial Statements for the years ended December 31, 2011, 2010 and 2009

(b)	Pro Forma Financial Information.

The unaudited pro forma combined financial statements listed below of the Company giving effect to the acquisition of the GSK Brands are set forth in Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

Unaudited Pro Forma Combined Balance Sheet as of December 31, 2011

Unaudited Pro Forma Combined Statement of Operations for the twelve months ended March 31, 2011

Unaudited Pro Forma Combined Statement of Operations for the nine months ended December 31, 2011

Notes to Pro Forma Combined Financial Statements

(d)	Exhibits.

See Exhibit Index immediately following the signature page to this Current Report on Form 8-K/A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESTIGE BRANDS HOLDINGS, INC.

Date: April 16, 2012	By:	/s/ Ronald M. Lombardi
Ronald M. Lombardi
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP
99.1	Audited Combined Financial Statements of the GSK Brands
99.2	Unaudited Pro Forma Combined Financial Statements of the Company giving effect to the acquisition of the GSK Brands